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EXHIBIT 10.10


                             RESOLVE STAFFING, INC.

                              5% SUBORDINATED  NOTE
                              DUE  MARCH 31,  2004

Number:            1
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Principal  :  $     67,000
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Original  Issue  Date:  December  31,  2003
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Registered  Holder:          William  A.  Brown
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                                      (name)

     Resolve Staffing, Inc., a Nevada corporation, and its subsidiary Integra Staffing, Inc., a Florida corporation (collectively referred to as the "Company") with principal offices at 105 N. Falkenburg Road, Suite B, Tampa, FL 33619, for value received, hereby promises to pay the registered holder hereof, William A. Brown, whose post office address is P. O. Box 9127, Tampa, Florida 33674 (the "Holder") the principal sum set forth above on March 31, 2004 (the "Maturity Date"), in such coin or currency of the United States of America as at the time of payment shall be the legal tender for the payment of public and private debts, and to pay interest, less any amounts required by law to be deducted or withheld, computed on the basis of a 365-day year, on the unpaid principal balance hereof from the date hereof (the "Original Issue Date"), at the rate of 5% per year, until such principal sum shall have become due and payable. Interest payments will be made at the address of the Holder set forth on the Company's Note Register and will be paid quarterly in arrears on the fifth day following the end of each three-month period beginning March 31, 2003. All references herein to dollar amounts refers to U.S. dollars.

     By acceptance and purchase of this Note, the registered holder hereof agrees with the Company that the Note shall be subject to the following terms and conditions:

     1.     Authorization  of  Notes.  The  Company has authorized the issue and
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sale  of  its  5%  Subordinated  Note due March 31, 2004  (the "Note," such term includes any notes which may be issued in exchange or in replacement thereof) in the aggregate principal amount of not more than U.S. $67,000.

     2.     Transfer  or Exchange.  Prior to due presentation to the Company for
            ---------------------
transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes.

     3.     Prepayment  of  Note.
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          The  Company  may  prepay  the  Note at any time, in whole or in part, without  penalty  or  premium,  upon  five  days  prior  written  notice.


          4.     Replacement  of  Note  Certificate.  Upon  receipt  of evidence
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satisfactory  to  the  Company  of  the  certificate loss, theft, destruction or mutilation of the Note certificate and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Note certificate, the Company will issue a new Note certificate, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note certificate.

     5.     Default.  If  any  of the following events (herein called "Events of
            -------
Default")  shall  occur:
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(a)     if the Company shall default in the payment or prepayment of any part of the principal of any of the Notes after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for more than 30 days; or
(b) if the Company shall default in the payment of any installment of interest on any of the Notes for more than 30 days after the same shall become due and payable; or
(c) if the Company shall make an assignment for the benefit of creditors or shall be unable to pay its debts as they become due; or
(d) if the Company shall dissolve; terminate its existence; become insolvent on a balance sheet basis; commence a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor's relief; permit the entry of a decree or order for relief against the Company in an involuntary case under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor's relief; permit the appointment or consent to the appointment of a receiver, trustee, or custodian of the Company or of any of the Company's property; make an assignment for the benefit of creditors; or admit in writing to be failing generally to pay its debts as such debts become due; or

(e) if the Company shall default in the performance of or compliance with any agreement, condition or term contained in this Note or any of the other Notes and such default shall not have been cured within 30 days after such default; or

(f) Any of the representations or warranties made by the Company herein, or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made;

then and in any such event the Holder of this Note shall have the option (unless the default shall have theretofore been cured) by written notice to the Company to declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, at the applicable prepayment price on the date of such notice, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding. Upon the occurrence of an Event of Default, the Company shall promptly notify the Holder of this Note in writing setting out the nature of the default in reasonable detail.

     6.     Remedies  on  Default;  Notice  to Other Holders. In case any one or
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more of the Events of Default shall occur, the Holder may proceed to protect and enforce his or her rights by a suit in equity, action at law or other appropriate proceeding, whether, to the extent permitted by law, for the specific performance of any agreement of the Company contained herein or in aid of the exercise of any power granted hereby. If any Holder of one or more of the Notes shall declare the same due and payable or take any other action against the Company in respect of an Event of Default, the Company will forthwith give written notice to the Holder of this Note, specifying such action and the nature of the default alleged.

     7.     Changes,  Waivers. etc.  Neither this Note nor any provisions hereof
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may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 15 of this Note.
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     8.     Entire  Agreement.  This  Note  embodies  the  entire  agreement and
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understanding  between  the  Holder  and  the  Company  and supersedes all prior agreements  and  understandings  relating  to  the  subject  matter  hereof.

     9. Multiple copies of this document may be executed, and each shall be accorded the same treatment as the other.

     10.     Governing  Law,  Jurisdiction,  etc.
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(a)   It  is  the intention of the parties that the laws of the State of Florida shall govern the validity of this Note, the construction of its terms and the interpretation of the rights and duties of the parties.

(b) In the case of any dispute, question, controversy or claim arising among the parties hereto which shall arise out of or in connection with this Note, the same shall be submitted to arbitration before a panel of three arbitrators in Sarasota, Florida, in accordance with the rules of the American Arbitration Association. The arbitrator selected mutually by the parties shall be selected within thirty (30) days after notification by the Claimant to the Respondent that it has determined to submit such dispute, question, controversy or claim to arbitration. The decision of the arbitrator shall be final and binding on the parties and enforceable in any court of competent jurisdiction. The costs of the arbitration will be imposed upon the Claimant and Respondent as determined by the arbitrator or, failing such determination, will be borne equally by the Claimant and the Respondent. The successful or prevailing party or parties shall be entitled to recover reasonable attorneys fees in addition to any other relief to which it may be entitled.

(c) In the event of any dispute, question, controversy or claim arising among the parties hereto which shall arise out of or in connection with this Note, the parties shall keep the proceeding related to such controversy in strict confidence and shall not disclose the nature of said dispute, the status of the proceeding or any testimony, documents or information obtained or exchanged in the course of said proceeding without the express written consent of all parties to such dispute.


                                        RESOLVE  STAFFING,  INC.

[Corporate  Seal]

                                   By:    /s/  Cristino  L.  Perez
                                          ------------------------
                                          Cristino  L.  Perez
                                          Chief  Financial  Officer
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